UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 20, 2020

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA, 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2020, eHealthInsurance Services, Inc. (together with its parent company, eHealth, Inc., subsidiaries, affiliates, successors or assigns, the “Company”) entered into an employment agreement (the “Agreement”) with Robert Hurley. Pursuant to the Agreement, Mr. Hurley resigned from his position as President, Carrier and Business Development and as an executive officer of the Company, effective as of March 1, 2020 (the “Separation Date”), and will become a part-time employee of the Company with the title of Licensed Writing Agent immediately after the Separation Date in order to transition his responsibilities. The Agreement provides that Mr. Hurley will work no more than eight hours per week. The Agreement further provides that the Company will pay Mr. Hurley an annual base salary of $65,000. In addition, Mr. Hurley will be eligible for a discretionary bonus with a target of up to 60% of his new base salary, subject to Mr. Hurley’s performance as determined by the Company in its sole discretion. All equity awards previously granted to Mr. Hurley will continue to be governed by the terms of the Company’s equity incentive plans and the applicable award agreements previously entered into between the Company and Mr. Hurley.
Mr. Hurley has been an executive officer at the Company for over 20 years, and the Company has benefitted greatly from his contributions. The Company is indebted to him for his leadership in many roles at the Company and his commitment to its success over his tenure. We thank him for his service and wish him the best both during and after his transitionary period.
The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of February 20, 2020, between eHealthInsurance Services, Inc. and Robert Hurley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	February 21, 2020	/s/ Scott Giesler
Scott Giesler SVP and General Counsel